Accrued expenses and other current liabilities	12 Months Ended
Dec. 31, 2024
Accrued expenses and other current liabilities
Accrued expenses and other current liabilities
12.	Accrued expenses and other current liabilities

	As of December 31,
	2023	2024
	RMB	RMB
Accrued advertising expense	1,191,189	1,101,844
Accrued shipping and handling expenses	1,642,964	1,440,908
Amounts received on behalf of third-party merchants (Note a)	1,968,213	2,305,545
Accrued payroll and social benefits	790,406	685,021
Deposits from vendors	562,916	587,339
Income tax payables	646,677	558,515
Other tax payables (Note b)	424,699	444,836
Accrued rental expenses	80,338	64,436
Accrued administrative expenses	425,236	339,262
Refund liability (Note c)	494,796	510,655
Cash-settled share-based compensation (Note 24(c))	999,055	1,258,189
Loan from non-controlling interests shareholders (Note d)	144,300	206,000
Others	189,660	160,871

Total	9,560,449	9,663,421

Notes:

(a)
Amounts represent the cash collected on behalf of third-party merchants who sold their goods or services through the platforms and cash collected on behalf of the lessee of Shan Shan Outlets related to the consideration for goods sold in outlets.

(b)
Amounts represent VAT and related surcharges, PRC individual income tax of employees withheld by the Group, tariffs, import VAT and consumption tax pursuant to the Circular on Tax Policy for Cross-border
E-commerce
Retail Imports.

(c)
The Group offers online customers with an unconditional right of return for a period of 7 days upon receipt of products on sales from its platforms. Accordingly, the Group estimates the expected customer merchandize returns, based on historical return patterns, to record the revenue reversal and a corresponding refund liability which is included in accrued expenses and other current liabilities.

(d)	Balance mainly represents loans from non-controlling interests shareholders of Shan Shan Outlets for the outlets’ operation.